UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Address of principal executive offices) (Zip code)
Jerry V. Swank
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: August 27, 2007 to November 30, 2007

Item 1.  Report to Stockholders.
The Cushing MLP Total Return Fund

Annual Report
November 30, 2007

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

Since the August 27, 2007 IPO of The Cushing MLP Total Return Fund (NYSE: SRV) to November 30, 2007 the master limited partnership (MLP) sector has generally been under pressure. This selling pressure seems to have begun with the unfolding of the sub prime and credit crisis in August though these businesses are obviously not involved in home construction or sub prime lending or any activity that would generally be considered associated with those sectors. In fact, several of the MLPs have successfully refinanced or issued new debt over this period suggesting that their access to credit remains very much intact. Further, we believe the selling pressure in the MLP space was also almost certainly exacerbated by the additional supply pushed into the space with several secondary issuances and IPOs in October and November.

2007 Offerings

Source: UBS Investment Bank.

Despite the lack of any fundamental deterioration in the prospects for the space, the AMZX Index1, an MLP sector index, lost 1.68%. Over this period the S&P 500 index2 was near flat, gaining 0.12% before dividends and 0.65% when dividends are included.

SRV, which has a smaller market capitalization weighting than the AMZ, suffered worse. The NAV of SRV declined 4.62% since inception and the SRV trading price decreased 16.45%. The relative performance of our NAV is consistent with the performance exhibited by the smaller capitalization stocks in the MLP space. Over this period the trading prices of MLPs which represent the smallest 50% weighting of the index are down 5.44% (based on a simple average) while those that represent the largest 50% weighting are only down 1.45% (based on a simple average).

Our investment philosophy is based on our belief that in the long-term the stocks of the MLPs that are able to grow their businesses and distribution the best will perform the best and we expend tremendous effort and time in our fundamental research to make sure we are making our investments wisely. This approach has lead our portfolio to be weighted toward smaller MLPs, including GP MLPs. Despite the recent underperformance of the smaller MLPs, we believe our portfolio is well positioned based on our expectations for these businesses going forward.

While the price performance of the MLPs in our portfolio has not been satisfactory over this period, the fundamentals of the businesses in which we invest have been strong. For the third quarter, quarter-over-quarter distributions were up 3.4% on average for the MLPs in our portfolio (based on our 11/30/2007 holdings) and 11.9% year-over-year. The distribution growth rates for the GP MLPs in our portfolio were also strong with 6.6% quarter-over-quarter distribution growth and 25.7% year-over-year growth.

1   The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index (assumes dividends are reinvested) is calculated and disseminated daily through ticker AMZX. The index itself cannot be purchased directly.
2   The S&P 500 is a gauge of the U.S. equities market and includes 500 companies across many industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market but covers approximately 75% of U.S. equities. The index itself cannot be purchased directly.

At November 30, 2007 we had also shorted several MLPs in small amounts in order provide some hedging to our portfolio. Based on what we had been seeing in the market at that time we felt these positions may not perform as well as some of our other holdings until the MLP space performance firmed. To be clear, we believe these businesses are sound and do not expect to be short these positions long.

Outlook

We believe time will correct the recent disconnect between the fundamental performance of these businesses and the performance of the units. The MLP value proposition remains intact. We believe the fundamental businesses of the midstream MLPs is stable and yet relative to other high-yielding equities, such as utilities and REITs, MLP units trade at more attractive yields and, we believe, have better distribution growth prospects.

Current Yield and 2008 Dividend Growth Comparison

Source: Citigroup Investment Research.

Further, the GP MLPs currently trade at an average yield of 4% but, according to our models, have distribution growth prospects well in excess of those presented above for the MLP group.

Particularly surprising is the recent widening against the utility group. Though few other assets classes are highly correlated to MLPs, over longer periods MLPs have traded similarly to utilities. Both utilities and MLPs tend to trade very well in periods of economic weakness when the interest rate environment is benign, as investors seek yield and the safety of businesses that have relatively inelastic revenue drivers. The performance of the MLPs and utilities has been even better in periods of Fed easing, which it appears we are in now. We believe the recent divergence of the performance between the MLPs and utilities is unwarranted.

UTY and AMZ Performance Since January 1, 2003

Source: FactSet Research Systems, Inc.

Despite the disruption we have seen in the trading and market pricing of these securities, we believe our strategy remains the right one to maximize long term returns. We are committed and diligent in our fundamental, bottoms-up research approach.

Again, as always, thanks for your support and confidence.

Regards,

Jerry V. Swank
CEO

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
November 30, 2007 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Common Stock

(2)	Master Limited Partnerships and Related Companies

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2007

COMMON STOCK — 1.7%(1)	Shares	Value

Crude/Refined Products Pipelines — 1.7%(1)
Canada — 1.7%(1)
Enbridge Income Fund (Cost $2,815,067)	262,000	$2,693,495

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 94.7%(1)
Coal — 7.2%(1)
Alliance Holdings GP, L.P.	83,140	1,870,650
Alliance Resource Partners, L.P.(3)	168,000	6,390,720
Natural Resource Partners, L.P.	100,000	3,218,000

		11,479,370

Crude/Refined Products Pipelines and Storage — 35.0%(1)
Buckeye Partners, L.P.	88,500	4,252,425
Calument Specialty Products Partners, L.P.	171,500	6,340,355
Constellation Energy Partners, L.P.(2)	235,294	7,675,290
Enbridge Energy Partners, L.P.	215,000	11,005,850
Genesis Energy, L.P.	52,300	1,161,060
Kinder Morgan Energy Partners, L.P.	30,000	1,517,700
Kinder Morgan Management, LLC	60,000	3,003,000
Magellan Midstream Holdings, L.P.	207,000	5,359,230
SemGroup Energy Partners, L.P.	274,100	7,332,175
TransMontaigne Partners, L.P.	260,000	8,060,000

		55,707,085

Natural Gas/Natural Gas Liquid Pipelines and Storage — 22.6%(1)
Cheniere Energy Partners, L.P.	358,500	6,148,275
Duncan Energy Partners, L.P.	2,700	61,506
El Paso Pipeline Partners, L.P.	42,210	983,493
Energy Transfer Partners, L.P.	115,400	5,943,100
Energy Transfer Equity, L.P.	325,400	11,229,554
Enterprise GP Holdings, L.P.	155,000	5,459,100
Enterprise Products Partners, L.P.	197,000	6,158,220

		35,983,248

Natural Gas Gathering/Processing — 24.9%(1)
Atlas Pipeline Holdings, L.P.	134,400	4,374,720
Atlas Pipeline Partners, L.P.	289,500	12,998,550
Hiland Partners, L.P.	19,308	917,130
Hiland Holdings GP, L.P.	157,349	4,002,958
MarkWest Energy Partners, L.P.	525,000	17,204,250

		39,497,608

Propane — 3.7%(1)
Inergy, L.P.	173,600	5,607,280
Inergy Holdings, L.P.	6,800	300,220

		5,907,500

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2007 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 94.7%(1) (Continued)	Shares	Value

Shipping — 1.3%(1)
Martin Midstream Partners, L.P.	28,300	$1,088,701
OSG America, L.P.	50,907	951,452

		2,040,153

Total Master Limited Partnerships and Related Companies (Cost $157,535,264)		150,614,964

SHORT-TERM INVESTMENTS — UNITED STATES INVESTMENT COMPANIES — 5.1%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class(3)	1,635,684	1,635,684
Dreyfus Cash Management Fund — Institutional Class(3)	1,635,684	1,635,684
Fidelity Government Portfolio Fund — Institutional Class(3)	1,635,684	1,635,684
First American Treasury Obligations Fund — Class Y(3)	1,635,683	1,635,683
First American Treasury Obligations Fund — Class Z(3)	1,635,683	1,635,683

Total Short-Term Investments (Cost $8,178,418)		8,178,418

TOTAL INVESTMENTS — 101.5%(1) (COST $168,528,749)		161,486,877
Liabilities in Excess of Other Assets — (1.5%)(1)		(2,383,876)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$159,103,001

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (7.7%)(1)
Copano Energy, LLC	46,500	$1,813,500
Exterran Partners, L.P.	13,700	476,075
Magellan Midstream Partners, L.P.	93,000	4,071,540
Plains All American Pipeline, L.P.	22,125	1,156,916
Spectra Energy Partners, L.P.	57,900	1,451,553
Targa Resources Partners, L.P.	114,815	3,272,228

TOTAL SECURITIES SOLD SHORT — (7.7%)(1) (PROCEEDS $11,793,223)		$12,241,812

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities represent a total market value of $7,675,290 which represents 4.8% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.

(3)	All or a portion of the shares have been committed as collateral for open short positions.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities
November 30, 2007

Assets
Investments at value (cost $168,528,749)	$161,486,877
Cash and cash equivalents	21,912,602
Deferred tax asset	4,055,250
Receivable from Advisor	86,934
Receivable for investments sold	8,713,987
Interest receivable	38,341
Prepaid expenses and other assets	36,553

Total assets	196,330,544

Liabilities
Securities sold short, at value (proceeds $11,793,223)	12,241,812
Payable for investments purchased	16,054,205
Distributions payable to common stockholders	2,626,571
Dividends payable related to securities sold short	230,150
Short-term borrowings on credit facility	5,000,000
Accrued expenses and other liabilities	173,204
Deferred tax liability	901,601

Total liabilities	37,227,543

Net assets applicable to common stockholders	$159,103,001

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 8,755,236 shares issued and outstanding (12,500,000 shares authorized)	$8,755
Additional paid-in capital	164,239,674
Accumulated net investment income, net of deferred tax expense	44,440
Accumulated realized loss, net of deferred tax benefit	(545,782)
Net unrealized loss on investments, net of deferred tax benefit	(4,644,086)

Net assets applicable to common stockholders	$159,103,001

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$18.17

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations
Period from August 27, 2007(1) through November 30, 2007

Investment Income
Distributions received from master limited partnerships (net of foreign taxes withheld of $30,864)	$2,372,633
Less: return of capital on distributions	(1,922,797)

Distribution income from master limited partnerships	449,836
Dividends from common stock	18,516
Dividends from short-term investments	495,961

Total Investment Income	964,313

Expenses
Advisory fees	566,928
Professional fees	163,035
Registration fees	60,217
Trustees’ fees	54,841
Administrator fees	29,050
Custodian fees and expenses	13,907
Reports to stockholders	12,875
Fund accounting fees	10,188
Transfer agent fees	3,399
Other expenses	15,395

Total Expenses before Interest and Dividend Expense	929,835

Interest expense	15,516
Dividend expense	230,150

Total Expenses	1,175,501
Less expense reimbursement by Advisor	(282,866)

Net Expenses	892,635

Net Investment Income, before tax expense	71,678
Total tax expense	(27,238)

Net Investment Income	44,440

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before deferred tax benefit	(880,294)
Deferred tax benefit	334,512

Net realized loss on investments	(545,782)

Net unrealized depreciation of investments	(7,490,461)
Deferred tax benefit	2,846,375

Net unrealized depreciation of investments	(4,644,086)

Net Realized and Unrealized Loss on Investments	(5,189,868)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,145,428)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Changes in Net Assets
Period from August 27, 2007(1) through November 30, 2007

Operations
Net investment income	$44,440
Net realized loss on investments	(545,782)
Net unrealized depreciation of investments	(4,644,086)

Net decrease in net assets applicable to common stockholders resulting from operations	(5,145,428)

Dividends and Distributions to Common Stockholders
Return of capital	(2,626,571)

Total dividends and distributions to common stockholders	(2,626,571)

Capital Share Transactions
Proceeds from initial public offering of 8,755,236 common shares	174,750,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(7,875,000)

Net increase in net assets, applicable to common stockholders, from capital share transactions	166,875,000

Total increase in net assets applicable to common stockholders	159,103,001
Net Assets
Beginning of period	—

End of period	$159,103,001

Accumulated net investment income at the end of the period	$44,440

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows
Period from August 27, 2007(1) through November 30, 2007

Cash Flows from Operating Activities
Decrease in net assets applicable to common stockholders resulting from operations	$(5,145,428)
Adjustments to reconcile
Net change in unrealized gain	7,490,461
Changes in operating assets and liabilities
Purchases of investments, at market	(181,282,793)
Sales of investments, at market	18,289,180
Return of capital on distributions	1,922,797
Net realized losses on sales of investments	720,485
Net purchases of short-term investments	(8,178,418)
Deferred tax asset	(4,055,250)
Receivable from Advisor	(86,934)
Receivable for investments sold	(8,713,987)
Interest receivable	(38,341)
Other assets	(36,553)
Proceeds from investments sold short, at market	30,659,329
Purchases to cover investments sold short, at market	(19,025,915)
Net realized losses on investments sold short	159,809
Payable for investments purchased	16,054,205
Dividend payable	2,626,571
Dividend payable on short positions	230,150
Accrued expenses	173,204
Deferred tax liability	901,601

Net cash used in operating activities	(147,335,827)

Cash Flows from Financing Activities
Capital Stock	8,755
Additional paid-in capital	164,239,674
Proceeds from borrowing facility	5,000,000

Net cash provided by financing activities	169,248,429

Net increase in cash	21,912,602
Cash — beginning of period	—

Cash — end of period	$21,912,602

(1)	Commencement of Operations

Supplemental disclosure of cash flow information:

– During the period from August 27, 2007(1) through November 30, 2007, the Fund paid no taxes or interest expense.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

Period from
August 27, 2007(1)
through
November 30, 2007

Per Common Share Data(2)
Public offering price	$20.00
Underwriting discounts and offering costs on issuance of common shares	(0.94)
Income from Investment Operations:
Net investment income	0.30
Net realized and unrealized loss on investments	(0.89)

Total decrease from investment operations	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.30)

Total dividends to common stockholders	(0.30)

Net Asset Value, end of period	$18.17

Per common share market value, end of period	$16.71

Total Investment Return Based on Market Value(3)	(14.84)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	7.39%
Portfolio turnover rate	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
November 30, 2007

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment Company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options, or over-the-counter options for which representative broker’s quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees

The Fund may engage in short sale transactions. When the Fund engages in a short sale, it must borrow that security and deliver it to the transacting broker-dealer. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may exceed the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

For the period from August 27, 2007 through November 30, 2007, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund had estimated approximately 20 percent as investment income and approximately 80 percent as return of capital.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Fund’s dividends and distributions for book purposes were expected to be comprised of 100 percent return of capital.

E.	Federal Income Taxation
The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Management expects to realize the full benefit of the deferred tax asset.

F.	Organization Expenses and Offering Costs
Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $350,000 were charged to additional paid-in capital for the issuance of common stock in August 2007.

G.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. These activities are reported in the accompanying Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

I.	Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J.	Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund has evaluated the application of FIN 48 and has determined that the adoption of FIN 48 does not have a material impact on the financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Fund beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Fund is evaluating the application of the statement, and is not yet able to evaluate the significance of its impact, if any, on the Fund’s financial statements.

In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities (“FAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of FAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. FAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the Statement of Assets and Liabilities. FAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in FAS 157. FAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007.

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Investment Advisor to the Fund. The Investment Advisor is reimbursing the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly managed assets. The Investment Advisor is not obligated to do so, however, and reimbursement may be discontinued at any time. The Advisor earned $566,928 in management fees for the period ended November 30, 2007, of which $282,866 was waived by the Advisor.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2007, are as follows:

Deferred tax assets:
Net operating loss carryforward	$143,700
Capital loss carryforward	334,512
Unrealized loss on investment securities	3,577,038

4,055,250
Deferred tax liabilities:
Basis reduction of investment in MLPs	901,601

Total net deferred tax asset	$3,153,649

For the period from August 27, 2007 to November 30, 2007, the components of income tax benefit include $2,770,615 and $383,034 for deferred federal and state income tax benefit, respectively. For the period ended November 30, 2007, the Fund had a net operating loss of approximately $378,000 and a capital loss of approximately $880,000 for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. This capital loss may be carried forward for 5 years and, accordingly, would expire as of November 30, 2012. The net operating loss can be carried forward for 20 years and, accordingly, would expire as of November 30, 2027.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended November 30, 2007, as follows:

Application of statutory income tax rate	$(2,904,677)
State income taxes	(248,972)

Total	$(3,153,649)

At November 30, 2007, the Fund did not record a valuation allowance against its deferred tax assets, because the Fund believes it is more likely than not that the Fund will realize its deferred tax asset.

At November 30, 2007, the cost basis of investments and the proceeds from securities sold short for federal income tax purposes was $168,078,913 and $11,793,223, respectively, and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,428,722
Gross unrealized depreciation	(9,919,183

Net unrealized depreciation	$(7,490,461)

The Fund files a U.S. tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open only for the period ended November 30, 2007 through November 30, 2010.

6.	Restricted Securities

Certain of the Fund’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Trustees and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise at November 30, 2007.

						Value as
		Number of	Acquisition	Acquisition	Value	Percent of
Investment Security		Units	Date	Cost	per unit	Net Assets

Constellation Energy Partners, L.P.	Common Units	235,294	09/21/07	$9,999,995	$32.62	4.8%

7.	Investment Transactions

For the period ended November 30, 2007, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $181,282,793 and $18,289,180 (excluding short-term debt securities), respectively. The purchases relate primarily to the initial purchase of securities with the offering proceeds in relation to the commencement of operations of the Fund.

8.	Common Stock

The Fund has 12,500,000 shares of capital stock authorized and 8,755,236 shares outstanding at November 30, 2007. Transactions in common stock for the period ended November 30, 2007 consisted solely of 8,755,236 shares issued through the Fund’s initial public offering.

9.	Borrowing Facilities

The Fund entered into a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR) plus 0.30 percent. Proceeds from the margin account arrangement were used to execute the Fund’s investment objective. The margin account is collateralized with investments held for the benefit of Credit Suisse at the Fund’s custodian, which exceed the amount borrowed.

The average principal balance (which is also the maximum amount outstanding during the period) and interest rate for the period during which the credit facilities were utilized was approximately $5,000,000 and 4.91 percent, respectively. At November 30, 2007, the principal balance outstanding was $5,000,000.

The Cushing MLP Total Return Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Cushing MLP Total Return Fund

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2007, and the related statements of operations, cash flows, changes in net assets and financial highlights for the period from August 27, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund as of November 30, 2007, the results of its operations, its cash flows, changes in its net assets and financial highlights for the period from August 27, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 24, 2008
Dallas, Texas

The Cushing MLP Total Return Fund
Trustees and Officers (Unaudited)
November 30, 2007

				Number of
		Term of		Portfolios in
		Office and	Principal	Fund
		Length of	Occupation(s)	Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Independent Trustees
Brian R. Bruce (Age 52) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Audit Committee	Trustee since 2007	Director, Southern Methodist University’s Cox School of Business Finance Institute (2006 to present); Chief Investment Officer, Panagora Asset Management (1999 to 2007).	1	CM Advisers Family of Funds
Ronald P. Trout (Age 67) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committees	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002).	1	Galaxy Energy Corporation (oil and gas exploration and production)
Edward N. McMillan (Age 59) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee	Trustee since 2007	Retired.	1	None
Interested Trustees
Jerry V. Swank (Age 56)* 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Investment Adviser.	1	None

Number of
		Term of		Portfolios in
		Office and	Principal	Fund
		Length of	Occupation(s)	Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Officers
Mark W. Fordyce, CPA (Age 41) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Investment Advisor (2006 to present); CFO of Hercules Security Investments, L.P. (2006); CFO of Caprock Capital Partners, L.P. (2005-2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).	N/A	N/A
Brian D. Watson (Age 34) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Vice President and Assistant Treasurer	Officer since 2007	Portfolio manager of the Investment Advisor (2005 to present); Senior Research Associate, RBC Capital Markets (2002-2005).	N/A	N/A

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2008, Messrs. McMillan and Swank in 2009, and Mr. Trout in 2010.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Advisor.

The Cushing MLP Total Return Fund
Additional Information (Unaudited)
November 30, 2007

Director and Officer Compensation

The Fund does not compensate any of its directors who are interested persons nor any of its officers. For the period ended November 30, 2007, the aggregate compensation paid by the Fund to the independent directors was $55,500. The Fund did not pay any special compensation to any of its directors or officers.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing MLP Total Return Fund
Board Approval of Investment
Advisory Agreement
November 30, 2007

On July 16, 2007, the Board of Trustees of the Fund met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Swank Energy Income Advisors, LP (the “Investment Adviser”). The Board received and reviewed information provided by the Investment Adviser, including, among other things, comparative information about the fees and expenses of certain other closed-end funds. The Board also received and reviewed information responsive to requests from independent counsel to assist the Board in its consideration of the Agreement. Before the Board voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

The Trustees received and considered information about the nature, extent and quality of the services to be provided to the Fund by the Investment Adviser under the Agreement. The Trustees reviewed background information about the Investment Adviser, including its Form ADV. The Trustees considered the background and experience of the Investment Adviser’s management in connection with the Fund, including the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund, and the extent of the resources available to the Fund for research and analysis of investment opportunities. The Trustees also considered the management services to be provided by the Investment Adviser under the Agreement, including the Investment Adviser’s agreement to, among other things, conduct business affairs with certain service providers of the Fund, prepare shareholder communications and reports for the Fund and the Board, and provide office space, personnel and equipment for use by the Fund.

The Trustees discussed with the Investment Adviser the proposed management fee for the Fund, the anticipated gross expense ratio of the Fund, the fees and expenses of another investment vehicle managed by the Investment Adviser having certain investment strategies similar to the Fund’s, certain regulatory reports and other management services that the Investment Adviser did not need to render to that other investment vehicle, and information provided by the Investment Adviser about certain closed-end investment companies that invest in the same industries in which the Fund proposed to invest, including any performance-based compensation payable by those other investment funds. The Trustees acknowledged the Investment Adviser’s current intent to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly Managed Assets, as well as that the Investment Adviser would not be obligated make any reimbursement and could discontinue the reimbursement at any time.

The Trustees considered information provided by the Investment Adviser about the anticipated costs to the Investment Adviser and its anticipated profitability from its relationship with the Fund. The Trustees acknowledged that the profitability to the Investment Adviser would depend in part on the level of assets of the Fund. The Trustees noted that, as an exchange-listed closed-end fund, the Fund’s asset level generally would grow only through capital appreciation and the reinvestment of dividends, or possibly a secondary offering of its common shares at some later date, rather than through a continuous offering of its common shares in the typical manner of open-end investment companies. The Trustees concluded that they would again consider the matter of economies of scale when they next considered renewal of the Agreement.

The Trustees recognized that the Investment Adviser and its affiliates may receive certain benefits from the Investment Adviser’s relationship with the Fund. The Trustees acknowledged certain expected benefits to the reputation of the Investment Adviser and its affiliates, as well to that of the Fund, from the association of the Investment Adviser and the Fund with each other. The Trustees were informed that affiliates of the Investment Adviser were not proposed to be engaged as service providers to the Fund. The Trustees were provided information about the consideration by the Investment Adviser, in some instances of its selection of brokers for the Fund’s portfolio transactions, of certain research provided by brokers if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund.

The Trustees noted that the Fund was newly formed and had no previous operations or investment performance. The Trustees considered information that the Investment Adviser provided to the Board with regard to, among other things, the Investment Adviser’s proposed investment strategies with respect to the Fund, its fundamental research capabilities and bottom-up analysis of investment opportunities in the MLP space, the anticipated ability of the Fund to invest in general partner or managing member interests in MLPs, and its experience in investing in MLP investments relative to other investment advisers. The Trustees determined that, when considering renewal of the Agreement in the future, they would consider the investment performance of the Fund.

The Trustees noted that no single factor or any particular information was controlling, and did not identify the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Trustees in coming to their decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of their reasonable business judgment and their evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Mark W. Fordyce
Chief Financial Officer, Principal Accounting Officer, Treasurer, and Secretary

Brian D. Watson
Vice President and Assistant Treasurer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

Item 2. Code of Ethics.
The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to all access persons of the registrant including the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. The registrant has made amendments to its code of ethics during the period covered by this report, in particular the removal of a requirement that all employees must hold onto all positions for 60 days, as well as the addition of a requirement that employees must seek pre-clearance prior to any short sale or derivative investing. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s amended Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year, the Fund’s first since its formation. “Audit Fees” are comprised of services including performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Fees” are comprised of services including the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the financial statements not included in Audit Fees. “Tax Fees” are comprised of services including professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All Other Fees” are comprised of services including review of compliance procedures and attestation thereto. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2007

Audit Fees	53,000
Audit-Related Fees	None
Tax Fees	5,000
All Other Fees	None

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
(g) Affiliates’ Aggregate Non-Audit Fees
The following table indicates the non-audit fees billed or expected to be billed for the last year by the registrant’s accountant for services to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser.

Non-Audit Related Fees	FYE 11/30/2007

Registrant	None
Registrant’s Investment Adviser	None
Other Controlled/Controlling Entities	None
(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Regulation S-X Rule 2-01(c)(7)(ii) – None.
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Brian Bruce, Mr. Ronald Trout and Mr. Edward McMillan.

Item 6. Schedule of Investments.
The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Swank Energy Income Advisors, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other Clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.
Purpose
     The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.
Determination of Vote
     The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.
     The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.
Resolution of any Conflicts of Interest
     If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.
Records
     The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Portfolio Managers
          Management of the registrant’s portfolio is the responsibility of Jerry V. Swank and Brian D. Watson, both of whom are managers of the Adviser.
(a)(1) The following table provides biographical information about each manager as of the date of this filing:

Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser.

Brian D. Watson	Vice President and Assistant Treasurer since 2007.	Portfolio manager of the Investment Advisor (2005 to present); Senior Research Associate, RBC Capital Markets (2002-2005).

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2007:

			Number of Accounts	Total Assets of
	Number of	Total Assets of	Paying a	Accounts Paying a
Name of Manager	Accounts	Accounts	Performance Fee	Performance Fee
Jerry V. Swank
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$1,075,000,000	2	$1,037,000,000
Other accounts	0	$0	0	$0
Brian D. Watson
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$47,000,000	2	$22,000,000
Other accounts	1	$189,000,000	1	$189,000,000
(iv) Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the affiliated funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.
     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company.
     The Investment Adviser manages several private managed accounts (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.
     When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and other natural resource companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
(a)(3) As of November 30, 2007:

Compensation
     Messrs. Swank and Watson are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Watson is compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as his work ethic, seniority, the appreciation of assets in the Fund and other accounts he manages, or any other factors the Investment Adviser determines contribute to Client goals and the long-term success of the Investment Adviser (which structure and method of compensation apply equally to any Other Accounts managed by Mr. Watson). Some of the other accounts managed by Messrs. Swank and Watson, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
(a)(4) As of November 30, 2007:
Securities Beneficially Owned in the Registrant by Portfolio Managers
     The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers:

Aggregate Dollar Range of
Beneficial Ownership
Portfolio Manager	in the Registrant
Jerry V. Swank	$100,001 - 500,000
Brian D. Watson	$0 - 10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1	0	0	0	0
08/27/07-08/31/07
Month #2	0	0	0	0
09/01/07-09/30/07
Month #3	0	0	0	0
10/01/07-10/31/07
Month #4	0	0	0	0
11/01/07-11/30/07

Total	0	0	0	0

* Footnote for the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, and each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s President and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 6, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 6, 2008

By (Signature and Title)	/s/ Mark Fordyce
Mark Fordyce, Chief Financial Officer, Principal Accounting Officer, Treasurer & Secretary

Date	February 6, 2008